                                                                       EXHIBIT 7


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Timothy M. Murray, as Partner of Wilblairco Associates, has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, for Wilblairco Associates and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Timothy M. Murray, on behalf and as Partner of Wilblairco Associates.


                                               WILBLAIRCO ASSOCIATES

                                               By: /s/ TIMOTHY M. MURRAY
                                                   -----------------------------
                                               Name: Timothy M. Murray
                                                     ---------------------------
                                               Title: Partner
                                                      --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Timothy L. Burke, as Principal of William Blair & Company, L.L.C., has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, for William Blair & Company, L.L.C., and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Timothy L. Burke, on behalf and as Principal of William Blair & Company, L.L.C.


                                               WILLIAM BLAIR & COMPANY

                                               By: /s/ TIMOTHY L. BURKE
                                                   -----------------------------
                                               Name: Timothy L. Burke
                                                     ---------------------------
                                               Title: Principal
                                                      --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Marc J. Walfish, has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Marc J. Walfish.



                                                       /s/ Marc Walfish
                                                      --------------------------
                                                      Marc J. Walfish

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Timothy J. MacKenzie, has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Timothy J. MacKenzie.


                                                   /s/ TIMOTHY J. MACKENZIE
                                                   -----------------------------
                                                   Timothy J. MacKenzie

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Terrance M. Shipp, has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Terrance
M. Shipp.


                                                   /s/ TERRANCE M. SHIPP
                                                   -----------------------------
                                                   Terrance M. Shipp

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Terrance M. Shipp, as Initial Managing Director of William Blair Mezzanine Capital Partners III, L.L.C., the general partner of William Blair Mezzanine Capital Fund III, L.P., has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, for William Blair Mezzanine Capital Fund III, L.P. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by
Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Terrance
M. Shipp, on behalf and as Initial Managing Director of William Blair Mezzanine Capital Partners III, L.L.C., being the general partner of William Blair Mezzanine Capital Fund III, L.P.


                                 WILLIAM BLAIR MEZZANINE CAPITAL
                                 FUND III, L.P., a Delaware Limited Partnership

                                 By: William Blair Mezzanine Capital Partners
                                     III, L.L.C., its General Partner


                                 By: /s/ TERRANCE M. SHIPP
                                    -----------------------------
                                 Name: Terrance M. Shipp
                                      ---------------------------
                                 Title: Managing Director
                                       --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Thomas F. Campion, as a Managing Director of William Blair Mezzanine Capital Partners III, L.L.C., has made, constituted and appointed, and by these presents does make, constitute and appoint, Matthew O'Meara, its true and lawful attorney-in-fact and agent, for William Blair Mezzanine Capital Partners III, L.L.C. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by
Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF, this 27th day of December, 2002 by Thomas F. Campion, on behalf and as Managing Director of William Blair Mezzanine
Capital Partners III, L.L.C.


                                 WILLIAM BLAIR MEZZANINE CAPITAL
                                 PARTNERS III, L.L.C.


                                 By: /s/ THOMAS F. CAMPION
                                    -----------------------------
                                 Name: Thomas F. Campion
                                      ---------------------------
                                 Title: Managing Director
                                       --------------------------